

The LGL Group, Inc.

(AMEX: LGL)

Q4 2010 Earnings Announcement
March 16, 2011   8:30 a.m. EDT

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures are presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Q4 2010 Earnings Announcement
March 16, 2011 8:30 a.m. EDT

Agenda

- **Introduction**
- **Business Highlights**
- **Financial Highlights**
- **Strategic Growth Initiatives**
- **Question and Answer**






Business Highlights

Business Highlights

- Q4 2010 – fifth consecutive quarter of positive earnings
- 2010 revenues $46.7MM, up 49.1% over 2009
- 2010 gross margin of 35.0%, a 11.3 percentage point increase over 2009
- 2010 pre-tax earnings per share of $2.88
- 2010 EBITDA of 16.1%
- Customer positions remain strong






Business Highlights

Q4 2010 Results

- Revenues for Q4 2010 were $11.0MM, a 19.8% increase over the same quarter in 2009 of $9.2MM
- New orders were softer late in Q4 2010 for both of our major market segments, Telecom and MISA (Military-Instrumentation-Space-Avionics)
- Backlog at end of Q4 2010 was $10.7MM
- Q4 2010 gross margin of 31.7% was comparable to Q4 2009 gross margin






Business Highlights

Full Year 2010 Results

- 2010 revenues were $46.7MM, a 49.1% increase over 2009 revenue of $31.3MM
- 2010 pre-tax net income (Non-GAAP) of $6.5MM; pre-tax earnings per share (Non-GAAP) of $2.88
- 2010 net income (GAAP) of $9.4MM; 2010 EPS (GAAP) of $4.19

2010 net income includes the benefit of the realization of net operating loss carryforwards and the reduction in the valuation allowance for its deferred tax assets at December 31, 2010.









Business Highlights

H1 2011 Outlook

- Major customers reporting market softness
- Repeat orders from existing contracts sluggish
- Semi-conductor industry predicting revenue growth in H2
- Cash position and working capital significantly improved









Financial Highlights

Financial Overview
Revenue Trend



Historical Revenue ($MM)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$35.1
$41.5
$39.5
$40.2
$31.3
$46.7
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010

Note: Revenues for 2005 through a portion of 2007 are adjusted to exclude Lynch Systems, whose operating assets were sold in 2007.

Financial Outlook
Quarterly Income Statement Trends



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
$9.8
$10.2
$10.2
$10.0
$7.5
$7.2
$7.3
$9.2
$10.7
$12.5
$12.4
$11.0
26.9%
25.7%
25.6%
25.2%
21.9%
19.8%
19.5%
31.6%
34.1%
36.3%
37.6%
31.7%
(2.2%)
(1.8%)
3.8%
1.8%
(8.2%)
(8.2%)
(8.2%)
6.4%
13.0%
20.6%
18.9%
11.3%
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Revenue
Gross Margin
EBITDA Margin

- Q4 2010 represents the fifth sequential quarter of positive earnings
- Gross margin moderated to 31.7 % based on reduced sales level and shift of product mix towards lower margin items

Financial Outlook

Order Backlog



($000's at quarter end)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$8,182
$9,333
$8,293
$13,221
$13,958
$14,260
$14,373
$11,973
$10,734
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

- Backlog lower due to reduced order activity experienced beginning late in Q4 2010
- The order backlog moderated during Q4 2010 to a normalized level compared to Q4 2009

Financial Summary
Income Statement Trends

($ in millions, except EPS)	FY 2007	FY 2008	FY2009	FY 2010
Revenue	**$39.5**	**$40.2**	**$31.3**	**$46.7**
% Growth		*1.8%*	*(22.1%)*	*49.2%*
Gross Profit	**10.2**	**10.4**	**7.4**	**16.4**
% Margin	*25.8%*	*25.9%*	*23.7%*	*35.0%*
EBITDA	**0.3**	**0.2**	**(1.2)**	**7.5**
% Margin	*0.8%*	*0.4%*	*(3.8%)*	*16.1%*
Pre-Tax Earnings (Non-GAAP)	**(0.5)**	**(1.2)**	**(2.5)**	**6.5**
% Margin	*(1.3%)*	*(3.0%)*	*(8.0%)*	*13.9%*
Pre-Tax EPS (Non-GAAP)	**($0.23)**	**($0.55)**	**($1.14)**	**$2.88**

Capital Structure

Capital Position as of December 31, 2010

Total Assets:	$ 23.7 million
Net Working Capital:	$ 13.5 million
Cash and ST Investments:	$ 4.2 million
Long Term Debt (including current portion):	$ 0.7 million
Shareholders' Equity:	$ 18.7 million
Available Line of Credit:	$ 4.0 million

- The Company's working capital position at 12/31/2010 increased to $13.5MM as compared to working capital of $5.5MM at 12/31/2009, primarily due to an improving cash position and increases in accounts receivable and inventory.

Capital Structure
Strong balance sheet

2010 performance substantially improved the Company's balance sheet

- Improved ability to produce free cash flow; generated $4.6MM in 2010
- Substantially no debt due to paydown of FNBO revolving line of credit and the payoff of RBC term loan in Q3 2010

Successfully raised new capital in February 2011

- Placed 350,000 shares at $20.00 per share, raised net proceeds of approximately $6.5MM
- Positioned to utilize, equity, debt or cash to fund the Company's strategic initiatives

Financial Summary
GAAP to Non-GAAP Reconciliations

Reconciliation of 2010 GAAP Net Income to Non-GAAP Pre-Tax Earnings				
($000's in millions, except per share amounts)				
For the years ended December 31,	**2007**	**2008**	**2009**	**2010**
Net income (GAAP)	$ (0.6)	$ (1.3)	$ (2.5)	$ 9.4
Income tax benefit (provision)	(0.1)	(0.1)	-	2.9
Pre-tax earnings (Non-GAAP)	(0.5)	(1.2)	(2.5)	6.5
Pre-tax earnings per share (Non-GAAP)	$ (0.23)	$ (0.55)	$ (1.14)	$ 2.88
Weighted and average number of shares used in basic and diluted EPS calculation	2,158,120	2,174,218	2,200,011	2,248,180

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Strategic Growth Initiatives

Laying the foundation for profitable growth

Significantly improved business fundamentals during 2010

- Returned to growth, achieved profitability, strong working capital position
- Increased market share driven by new product introductions
- Significant growth opportunities in both timing and filters
- Manufacturing cost advantages for MISA market

Framework for profitable growth

1. **Organic investment into core business** to leverage existing customer positions, add capacity and develop higher value product
2. **Joint ventures** to expand access to intellectual property, expand supply chain and improve manufacturing flexibility
3. **Synergistic acquisitions** focused on high value-added engineering complements, higher ASP and stronger OEM positions
4. **Investment in greenfield opportunities** leading to new markets, new customers and new products

Question and Answer









Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(E-mail: ganderson@lglgroup.com)

LaDuane Clifton, Chief Accounting Officer
(E-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000